Merger - Business Acquisition, Unaudited Pro Forma Information (Detail) - UCB [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Business Combination, Separately Recognized Transactions [Line Items]
Net interest income after provision for loan losses	$ 74,642	$ 70,100	$ 65,878
Noninterest income	18,331	20,782	20,937
Net income	$ 18,984	$ 19,284	$ 12,914
Basic	$ 1.51	$ 1.82	$ 1.42
Diluted	$ 1.37	$ 1.56	$ 1.18